Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 15, 2010 by and among DXP ENTERPRISES, INC., a Texas corporation (the “Company”); each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           The Company, the lenders from time to time party thereto (individually, a “Lender” and collectively, the “Lenders”) and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 28, 2008.  Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.           The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

Amendments to Credit Agreement.

The definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one-half percent (1/2%) and (c) the one month Adjusted LIBO Rate in effect for an Interest Period commencing on such day plus one percent (1%).  Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate or the one month Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate or the one month Adjusted LIBO Rate, respectively.

The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Rate” means, for any day with respect to any ABR Loan or Eurodollar Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Loan ABR Spread”, “Revolving Loan Eurodollar Spread”, “Term Loan ABR Spread”, “Term Loan Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio	Revolving Loan ABR Spread	Revolving Loan Eurodollar Spread	Term Loan ABR Spread	Term Loan Eurodollar Spread	Commitment Fee Rate
Category 1: greater than or equal to 3.75 to 1.00	3.00%	4.00%	3.50%	4.50%	0.625%
Category 2: greater than or equal to 3.25 to 1.00 but less than 3.75 to 1.00	2.50%	3.50%	3.00%	4.00%	0.50%
Category 3: greater than or equal to 3.00 to 1.00 but less than 3.25 to 1.00	2.00%	3.00%	2.50%	3.50%	0.50%
Category 4: greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	1.75%	2.75%	2.25%	3.25%	0.375%
Category 5: greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	1.50%	2.50%	2.00%	3.00%	0.375%
Category 6: less than 2.00 to 1.00	1.25%	2.25%	1.75%	2.75%	0.25%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the Borrower’s consolidated financial statements delivered pursuant to Sections 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; but the Leverage Ratio shall be deemed to be in Category 1 at any time that an Event of Default has occurred which is continuing or at the request of the Required Lenders if the Borrower fails to timely deliver the consolidated financial statements required to be delivered by it pursuant to Sections 5.01(a) or (b), during the period from the deadline for delivery thereof until such consolidated financial statements are received.

The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“EBITDA” means, without duplication, for any period the consolidated net income (excluding any extraordinary gains or losses) of the Borrower and its Subsidiaries plus, to the extent deducted in calculating consolidated net income, depreciation, amortization, other non-cash items and non-recurring items (including, without limitation, impairment charges or asset write-offs and accruals in respect of closed locations), Interest Expense, and tax expense for taxes based on income and minus, to the extent added in calculating consolidated net income, any non-cash items and non-recurring items; provided that, if the Borrower or any of its Subsidiaries acquires the Equity Interests or assets of any Person during such period under circumstances permitted under Section 6.15 hereof, EBITDA shall be adjusted to give pro forma effect to such acquisition assuming that such transaction had occurred on the first day of such period and provided further that, if the Borrower or any of its Subsidiaries divests the Equity Interests or assets of any Person during such period under circumstances permitted under this Agreement, EBITDA shall be adjusted to give pro forma effect to such divestiture assuming that such transaction had occurred on the first day of such period.  Add-backs allowed pursuant to Article 11, Regulation S-X, of the Securities Act of 1933 will also be included in the calculation of EBITDA.

The definition of “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Excess Cash Flow” means, for any period, EBITDA for such period minus Interest Expense for such period paid in cash, scheduled principal payments on Indebtedness for such period, income tax expense for such period paid in cash, Capital Expenditures by Borrower for such period, and non-recurring items to the extent included in determining EBITDA.

The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Fixed Charges” means (without duplication), for any period, the aggregate of Interest Expense paid in cash, scheduled principal payments in respect of long term debt, the current portion of Capital Lease Obligations for such period and the aggregate amount of dividends in excess of $90,000 per fiscal year paid on preferred Equity Interests during such period; provided that up to $1,000,000 of cash Interest Expense paid in each twelve month period in respect of the Subordinated Debt incurred in connection with the Project Pump Acquisition shall, for the purposes of calculating Fixed Charges, be excluded from such calculation to the extent paid from the proceeds of the issuance of new Equity Interests during such period.

A new definition of “Project Pump Acquisition” is hereby added to Section 1.01 of the Credit Agreement, such new definition to read in its entirety as follows:

“Project Pump Acquisition” means the acquisition of substantially all of the assets of Quadna Inc.

A new definition of “Senior Leverage Ratio” is hereby added to Section 1.01 of the Credit Agreement, such new definition to read in its entirety as follows:

“Senior Leverage Ratio” means, as of any day, the ratio of (a) Indebtedness as of such date minus the aggregate amount of all Subordinated Debt as of such date to (b) EBITDA for the 12 months then ended, determined in each case on a consolidated basis for Borrower and its Subsidiaries.

Section 5.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5.13.  Financial Covenants.  The Borrower will have (in each case, in accordance with GAAP):

(a)           Fixed Charge Coverage Ratio – a Fixed Charge Coverage Ratio of not less than (x) if the Project Pump Acquisition is consummated on or before June 30, 2010, (i) as of the last day of each fiscal quarter during the period from and after January 1, 2010 through and including September 30, 2010, 1.10 to 1.00, (ii) as of December 31, 2010, 1.25 to 1.00, and (iii) as of the last day of each fiscal quarter thereafter, 1.50 to 1.00 and (y) if the Project Pump Acquisition is not consummated on or before June 30, 2010 (and, in any event, until such time as the Project Pump Acquisition is consummated), (i) as of the last day of each fiscal quarter during the period from and after January 1, 2010 through and including September 30, 2010, 1.00 to 1.00, (ii) as of December 31, 2010, 1.25 to 1.00, and (iii) as of the last day of each fiscal quarter thereafter, 1.50 to 1.00.

(b)           Leverage Ratio – a Leverage Ratio of not greater than (x) if the Project Pump Acquisition is consummated on or before June 30, 2010, (i) as of December 31, 2009, 3.75 to 1.00, (ii) as of March 31, 2010, 4.50 to 1.00, (iii) as of June 30, 2010, 4.50 to 1.00, (iv) as of September 30, 2010, 4.25 to 1.00, (v) as of December 31, 2010, 4.00 to 1.00, (vi) as of March 31, 2011, 3.50 to 1.00, and (vii) as of the last day of each fiscal quarter thereafter, 3.25 to 1.00 and (y) if the Project Pump Acquisition is not consummated on or before June 30, 2010 (and, in any event, until such time as the Project Pump Acquisition is consummated), (i) as of December 31, 2009, 3.75 to 1.00, (ii) as of March 31, 2010, 4.25 to 1.00, (iii) as of June 30, 2010, 4.00 to 1.00, (iv) as of September 30, 2010, 3.75 to 1.00, and (v) as of the last day of each fiscal quarter thereafter, 3.25 to 1.00.

(c)             Asset Coverage Ratio – an Asset Coverage Ratio of not less than 1.00 to 1.00 at all times.

(d)           Senior Leverage Ratio – a Senior Leverage Ratio of not greater than (i) as of December 31, 2009, 3.75 to 1.00, (ii) as of March 31, 2010, 4.25 to 1.00, (iii) as of June 30, 2010, 4.00 to 1.00, (iv) as of September 30, 2010, 3.75 to 1.00, (v) as of December 31, 2010, 3.25 to 1.00, (vi) as of March 31, 2011, 3.00 to 1.00, and (vii) as of the last day of each fiscal quarter thereafter, 2.75 to 1.00.

Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.01.  Indebtedness.  The Borrower will not, and will not permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a)           The Borrower will not, and will not permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(i)           Indebtedness created under the Loan Documents;

(ii)           Indebtedness existing on the date hereof and set forth in Schedule 6.01;

(iii)           Indebtedness of any Subsidiary of Borrower (other than a Foreign Subsidiary) to the Borrower or any other  Subsidiary of Borrower (other than a Foreign Subsidiary) and Indebtedness of Borrower to any of its Subsidiaries (other than a Foreign Subsidiary) and Indebtedness of any Foreign Subsidiary of Borrower to any other Foreign Subsidiary of Borrower;

(iv)           Indebtedness of any Foreign Subsidiary of Borrower to the Borrower or any other  Subsidiary of Borrower (other than a Foreign Subsidiary) in an aggregate amount not to exceed $5,000,000 in the aggregate at any one time outstanding and Indebtedness of Borrower to any of its Foreign Subsidiaries not to exceed $1,000,000 in the aggregate at any one time outstanding;

(v)           Guarantees of Indebtedness permitted under this Section 6.01;

(vi)           purchase money Indebtedness or Capital Lease Obligations in an aggregate amount not exceeding, at any one time outstanding, $5,000,000;

(vii)           “mark to market” exposure resulting from any Swap Agreement entered into in compliance with Section 6.07;

(viii)           Indebtedness under performance, stay, customs, appeal and surety bonds or with respect to workers’ compensation or other like employee benefit claims, in each case incurred in the ordinary course of business;

(ix)           Indebtedness in respect of customary netting services, overdraft protections and similar customary arrangements, in each case incurred in the ordinary course of business in connection with deposit accounts;

(x)           Indebtedness of the type described in clause (e) of the definition of “Indebtedness” secured by the Liens permitted under Section 6.02;

(xi)           other Indebtedness in an aggregate principal amount not exceeding, at any one time outstanding, an amount equal to fifteen percent (15%) of the net worth of the Borrower (on a consolidated basis) disclosed by the most recently delivered financial statements of the Borrower;

(xii)           Subordinated Debt incurred by the Borrower; and

(xiii)           extensions, renewals and replacements of any of the foregoing that do not increase the outstanding principal amount thereof.

(b)           Intentionally Omitted.

Section 6.05(h) of the Credit Agreement is hereby amended to read in its entirety as follows:

(h)           the sale of assets associated with the operations of the Borrower and its Subsidiaries in Memphis, Tennessee, and other sales by the Borrower or any of its Subsidiaries (exclusive of the sale of assets associated with the operations of the Borrower and its Subsidiaries in Memphis, Tennessee) which do not exceed, in the aggregate, $1,000,000 in any fiscal year;

Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.08.  Restricted Payments.  The Borrower will not, nor will it permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) the Borrower may purchase, redeem and retire any Equity Interests using proceeds realized from the sale of additional shares of the common stock of Borrower, (iii) Subsidiaries of Borrower may declare and pay dividends ratably with respect to their Equity Interests, (iv) the Borrower may pay preferred dividends in cash up to a maximum aggregate amount of $90,000 per annum, (v) so long as no Event of Default has occurred which has not been cured or waived, or would reasonably be expected to result from such payment (on a pro forma basis), the Borrower may pay preferred dividends in cash in excess of $90,000 per annum if, after giving effect thereto, the Fixed Charge Coverage Ratio is equal to or greater than (x) at any time during the period from and after March 15, 2010 through and including September 30, 2010, 1.50 to 1.00 and (y) at any time thereafter, 1.75 to 1.00, (vi) so long as no Event of Default has occurred which has not been cured or waived, or would reasonably be expected to result from such payment (on a pro forma basis), the Borrower may make payments in cash of accrued interest on Subordinated Debt (a) if, after giving effect thereto, the Fixed Charge Coverage Ratio is equal to or greater than (x) at any time during the period from and after March 15, 2010 through and including September 30, 2010, 1.50 to 1.00 and (y) at any time thereafter, 1.75 to 1.00 or (b) if such cash payments are paid from the proceeds of the issuance of new Equity Interests and (vii) the Borrower may make payments of accrued interest on Subordinated Debt paid in kind or otherwise by capitalizing the same.

Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.15.  Acquisitions.  The Borrower will not, and will not permit any other Loan Party to, enter into any Acquisition other than an Acquisition (which may be way of a merger with and into the Borrower or another Loan Party so long as the Borrower or the applicable Loan Party is the surviving entity), satisfying the following criteria:

(a)           any Acquisition of Equity Interests shall require the acquisition of all (but not less than all) of the Equity Interests in and to the applicable Person;

(b)           no Default or Event of Default shall have occurred and be continuing or, on a pro forma basis, would reasonably be expected to result from such Acquisition;

(c)           the Borrower can demonstrate, on a pro forma basis, after giving effect to such Acquisition that (x) there is at least ten percent (10%) availability for Loan Borrowings hereunder and (y) the Senior Leverage Ratio, after giving effect to such Acquisition,  is less than 2.50 to 1.00; and

(d)           the Borrower shall have delivered (or caused to be delivered) to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent in connection with such Acquisition.

Notwithstanding the foregoing, nothing herein shall restrict the Borrower from entering into or consummating the Project Pump Acquisition so long as the sum of (a) the consideration attributable to the issuance of equity to the Seller in respect of the Project Pump Acquisition plus (b) the lesser of (i) $10,000,000 or (ii) the aggregate amount of Subordinated Debt incurred to pay a portion of the consideration payable in connection with the Project Pump Acquisition plus (c) the proceeds from the issuance of additional equity of the Borrower in the 30 days prior to the consummation of the Project Pump Acquisition equals at least 50% of the aggregate purchase price payable in connection with the Project Pump Acquisition (excluding, for avoidance of doubt, fees and expenses in connection with the Project Pump Acquisition).

Waiver of Prior Default.  The Administrative Agent and the Lenders hereby waive (i) any Default or Event of Default arising under Section 5.13(a) of the Credit Agreement in respect of the Fixed Charge Coverage Ratio as of December 31, 2009 and (ii) any Default or Event of Default arising under Section 5.02 of the Credit Agreement with respect to any Default or Event of Default referred to in clause (i); provided, however, that the foregoing waiver shall not apply to any other Default or Event of Default (whether similar or dissimilar).

Ratification.  Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

Expenses.  The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.  In addition, the Borrower agrees to pay to the Administrative Agent, for its own account and for the account of the respective Lenders, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

Certifications.  The Company hereby certifies that (a) no material adverse change in the business, assets, operations or condition, financial or otherwise of the Company and its Subsidiaries, taken as a whole, since December 31, 2007 and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

[Signature Pages Follow]

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

DXP ENTERPRISES, INC.,
a Texas corporation

By:  /s/Mac McConnell
Name:           Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment.

PRECISION INDUSTRIES, INC.,
a Nebraska corporation

By:              /s/ Mac McConnell
Name:              Mac McConnell
Title:              Secretary and Treasurer

SEPCO INDUSTRIES, INC.,
a Texas corporation
PELICAN STATE SUPPLY COMPANY, INC.,
a Nevada corporation
                                                                DXP ACQUISITION, INC.,
a Nevada corporation
                                                                AMERICAN MRO, INC.,
a Nevada corporation
                                                                R.A. MUELLER., INC.,
an Ohio corporation
DXP HOLDINGS, INC.,
a Texas corporation

By:              /s/ Mac McConnell
Name:              Mac McConnell
Title:              Vice President, Treasurer and Secretary

PMI OPERATING COMPANY, LTD.,
a Texas limited partnership

By:       Pump-PMI, LLC,
a Texas limited liability company,
its general partner

By:          DXP Enterprises, Inc.,
a Texas corporation,
its sole member

         By:  /s/ Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

`                                           PMI INVESTMENT, LLC,
a Delaware limited liability company

By:              /s/David R. Little
Name:              David R. Little
Title:              Manager

PUMP-PMI LLC,
a Texas limited liability company

By:       DXP Enterprises, Inc.,
a Texas corporation,
its sole member

By:          /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

VERTEX CORPORATE HOLDINGS, INC.,
 a Delaware corporation

By:  /s/Mac McConnell
Name:  Mac McConnell
Title:  Vice President

PAWTUCKET HOLDINGS, INC.,
a Delaware corporation

By:  /s/Mac McConnell
Name:  Mac McConnell
Title:  Vice President

PFI, LLC,
a Rhode Island limited liability company

By:           Pawtucket Holdings, Inc.,
a Delaware corporation

By:  /s/Mac McConnell
Name:  Mac McConnell
Title:  Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:  /s/Tom Caver
Name:  Thomas F. Caver III
Title:  Vice President

BANK OF AMERICA, N.A.

By:  /s/Gary L. Mingle
Name:  Gary L. Mingle
Title:  Senior Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:  /s/ Tom Caver
Name:  Thomas F. Caver III
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION

By:  /s/F. August Haug
Name:  F. August Haug
 Title:  Assistant Vice President

COMPASS BANK

By:  /s/Frank Carvelli
Name:  Frank Carvelli
Title:  Vice President

Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 25, 2011 by and among DXP ENTERPRISES, INC., a Texas corporation (the “Company”); each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           The Company, the lenders from time to time party thereto (individually, a “Lender” and collectively, the “Lenders”) and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 28, 2008, as amended by instrument dated as of March 15, 2010.  Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.           The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

Amendments to Credit Agreement.

The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Rate” means, for any day with respect to any ABR Loan or Eurodollar Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Loan ABR Spread”, “Revolving Loan Eurodollar Spread”, “Term Loan ABR Spread”, “Term Loan Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio	Revolving Loan ABR Spread	Revolving Loan Eurodollar Spread	Commitment Fee Rate
Category 1: greater than or equal to 3.50 to 1.00	1.25%	2.75%	0.40%
Category 2: greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	0.75%	2.25%	0.35%
Category 3: greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.50%	2.00%	0.30%
Category 4: greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.25%	1.75%	0.25%
Category 5: greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.00%	1.50%	0.20%
Category 6: less than 1.50 to 1.00	minus 0.25%	1.25%	0.15%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the Borrower’s consolidated financial statements delivered pursuant to Sections 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; but the Leverage Ratio shall be deemed to be in Category 1 at any time that an Event of Default has occurred which is continuing or at the request of the Required Lenders if the Borrower fails to timely deliver the consolidated financial statements required to be delivered by it pursuant to Sections 5.01(a) or (b), during the period from the deadline for delivery thereof until such consolidated financial statements are received.

The definition of “Asset Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Asset Coverage Ratio” means, as of any day, the ratio of (x) the sum of (i) ninety percent (90%) of Net Accounts Receivable of the Borrower and its Subsidiaries as of the effective date of the most recent financial statement delivered by Borrower pursuant to Sections 5.01(a) or (b) plus sixty-five percent (65%) of Net Inventory of the Borrower and its Subsidiaries as of the effective date of the most recent financial statement delivered by Borrower pursuant to Sections 5.01(a) or (b) plus fifty percent (50%) of the Net Book Value of furniture, fixtures and equipment of the Borrower and its Subsidiaries as of the effective date of the most recent financial statement delivered by Borrower pursuant to Sections 5.01(a) or (b) to (y) the aggregate outstanding amount of the Revolving Exposure as of the date of calculation of the Asset Coverage Ratio.

The definition of “Foreign Subsidiaries” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Foreign Subsidiaries” means Subsidiaries of the Borrower which are organized under the laws of a jurisdiction other than the United States of America, any State of the United States or any political subdivision thereof.  Notwithstanding the foregoing, to the extent that the Borrower shall have elected to treat, for all purposes under this Agreement, a Subsidiary which is organized under applicable law of Canada (or any province of Canada) in the same manner as Borrower’s Subsidiaries which are not Foreign Subsidiaries (including the execution and delivery by such Canadian Subsidiary of a Guaranty and all applicable Security Documents), then such Canadian Subsidiary shall be excluded from the definition of “Foreign Subsidiaries”.

The definition of “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Maturity Date” means July 25, 2016.

Section 5.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5.13.  Financial Covenants.  The Borrower will have (in each case, in accordance with GAAP):

(a)           Fixed Charge Coverage Ratio – a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00 as of the last day of each fiscal quarter.

(b)           Leverage Ratio – a Leverage Ratio of not greater than 4.00 to 1.00 as of the last day of each fiscal quarter.

(c)           Asset Coverage Ratio – an Asset Coverage Ratio of not less than 1.00 to 1.00 at all times.

Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.08.  Restricted Payments.  The Borrower will not, nor will it permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) the Borrower may purchase, redeem and retire Equity Interests for aggregate consideration not exceeding, from and after July 25, 2011, $5,000,000, (iii) the Borrower may purchase, redeem and retire any Equity Interests using proceeds realized from the sale of additional shares of the common stock of Borrower, (iv) Subsidiaries of Borrower may declare and pay dividends ratably with respect to their Equity Interests, (v) the Borrower may pay preferred dividends in cash up to a maximum aggregate amount of $90,000 per annum, (vi) so long as no Event of Default has occurred which has not been cured or waived, or would reasonably be expected to result from such payment (on a pro forma basis), the Borrower may pay preferred dividends in cash in excess of $90,000 per annum if, after giving effect thereto, the Fixed Charge Coverage Ratio is equal to or greater than 1.50 to 1.00, (vii) so long as no Event of Default has occurred which has not been cured or waived, or would reasonably be expected to result from such payment (on a pro forma basis), the Borrower may make payments in cash of accrued interest on Subordinated Debt (a) if, after giving effect thereto, the Fixed Charge Coverage Ratio is equal to or greater than 1.50 to 1.00 or (b) if such cash payments are paid from the proceeds of the issuance of new Equity Interests and (viii) the Borrower may make payments of accrued interest on Subordinated Debt paid in kind or otherwise by capitalizing the same.

Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.15.  Acquisitions.  The Borrower will not, and will not permit any other Loan Party to, enter into any Acquisition other than an Acquisition (which may be way of a merger with and into the Borrower or another Loan Party so long as the Borrower or the applicable Loan Party is the surviving entity), satisfying the following criteria:

(a)           any Acquisition of Equity Interests shall require the acquisition of all (but not less than all) of the Equity Interests in and to the applicable Person;

(b)           no Default or Event of Default shall have occurred and be continuing or, on a pro forma basis, would reasonably be expected to result from such Acquisition;

(c)           the Borrower can demonstrate, on a pro forma basis, after giving effect to such Acquisition that (x) there is at least ten percent (10%) availability for Loan Borrowings hereunder and (y) unless the Leverage Ratio, after giving effect to such Acquisition, is less than 3.50 to 1.00, the aggregate of all consideration (including any Subordinated Debt and any equity consideration) paid in connection with Acquisitions (after giving effect to such Acquisition) during the twelve month period following the end of the fiscal quarter in which the Leverage Ratio exceeds 3.50 to 1.00 shall be less than $70,000,000; and

(d)           the Borrower shall have delivered (or caused to be delivered) to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent in connection with such Acquisition.

Schedule 2.01 to the Credit Agreement is hereby amended to be identical to Schedule 2.01 attached hereto, reflecting Wells Fargo Bank, National Association as the sole Lender.

Exhibit B to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

Conditions Precedent.  The effectiveness of this Amendment shall be conditioned each of the following:

(a)           the Administrative Agent shall have received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment.

(b)           the Administrative Agent shall have received original executed counterpart of the Note evidencing the Revolving Commitments, as reallocated pursuant to this Amendment (which Note shall replace the Notes previously executed to evidence Revolving Loans).

(b)           the entire aggregate unpaid principal balance of the Term Loans, plus all accrued and unpaid interest on the aggregate unpaid principal balance of the Term Loans, shall have been paid in full.

(d)           the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company and the authorization of the execution and delivery of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

Ratification.  Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

Expenses.  The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.  In addition, the Borrower agrees to pay to the Administrative Agent, for its own account and for the account of the respective Lenders, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

Certifications.  The Company hereby certifies that (a) no material adverse change in the business, assets, operations or condition, financial or otherwise of the Company and its Subsidiaries, taken as a whole, since December 31, 2007 and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

[Signature Pages Follow]

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

DXP ENTERPRISES, INC.,
a Texas corporation

By: /s/Mac McConnell
Name:           Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

PRECISION INDUSTRIES, INC.,
a Nebraska corporation

By:              /s/Mac McConnell
Name:              Mac McConnell
Title:              Secretary and Treasurer

SEPCO INDUSTRIES, INC.,
a Texas corporation
PELICAN STATE SUPPLY COMPANY, INC.,
a Nevada corporation
                                                                DXP ACQUISITION, INC.,
a Nevada corporation
                                                                AMERICAN MRO, INC.,
a Nevada corporation
                                                                R.A. MUELLER., INC.,
an Ohio corporation
DXP HOLDINGS, INC.,
a Texas corporation

By:              /s/Mac McConnell
Name:              Mac McConnell
Title:              Vice President, Treasurer and Secretary

PMI OPERATING COMPANY, LTD.,
a Texas limited partnership

By:       Pump-PMI, LLC,
a Texas limited liability company,
its general partner

By:          DXP Enterprises, Inc.,
a Texas corporation,
its sole member

By:             /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

`                                           PMI INVESTMENT, LLC,
a Delaware limited liability company

By:              /s/David R. Little
Name:              David R. Little
Title:              Manager

                                                                PUMP-PMI LLC,
a Texas limited liability company

By:       DXP Enterprises, Inc.,
a Texas corporation,
its sole member

By:          /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

VERTEX CORPORATE HOLDINGS, INC.,
 a Delaware corporation

By:       /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

PAWTUCKET HOLDINGS, INC.,
a Delaware corporation

By:       /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

PFI, LLC,
a Rhode Island limited liability company

By:           Pawtucket Holdings, Inc.,
a Delaware corporation

By:          /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

DXP ENERGY SERVICES, LLC,
a Texas limited liability company

By:       /s/Mac McConnell
Name:             Mac McConnell
Title:	Senior Vice President, Chief Financial Officer and Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:/s/Thomas F. Caver
Name:  Thomas F. Caver, III
Title:  Vice President

SCHEDULE 2.01

Lender	Revolving Commitments as of July 25, 2011

Wells Fargo Bank, National Association	$150,000,000

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is the __________________ of DXP ENTERPRISES, INC., a Texas corporation (the “Borrower”), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the Credit Agreement (the “Agreement”) dated as of August 28, 2008, by and among Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the lenders from time to time party thereto; and that a review has been made under his or her supervision with a view to determining whether the Loan Parties have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):
(a)           The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present in all material respects the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

(b)           No Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, the details thereof and the action taken or proposed to be taken is the following:  [specify details]

(c)           In this regard, the compliance with the provisions of Sections 5.13, 6.13 and 6.14 as of the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows:

(i)	Section 5.13(a) – Fixed Charge Coverage Ratio

Actual                                                     Required

 to 1.00                                           1.50 to 1.00

(ii)	Section 5.13(b) – Leverage Ratio

Actual                                                     Required

 to 1.00                                           4.00 to 1.00

(iii)	Section 5.13(c) – Asset Coverage Ratio

Actual                                                     Required

 to 1.00                                           1.00 to 1.00

(v)	Section 6.13 – Capital Expenditures

Year to Date Actual                                                     Permitted

$_______________                                                     $_______________

(vi)	Section 6.14 – Annual Operating Lease Expense

Current Actual                                                                Permitted

$_______________                                                     $10,000,000

DATED as of _____________, 201___.

[SIGNATURE OF AUTHORIZED OFFICER]